EXHIBIT 99.1


KERR-McGEE CORPORATION
Kerr-McGee Center
Oklahoma City, Oklahoma 73125


                            CERTIFICATION OF CHAIRMAN
                      REGARDING PERIODIC REPORT CONTAINING
                              FINANCIAL STATEMENTS


I, Robert M. Wohleber, the Chairman of the Benefits Committe of Kerr-McGee Corporation (the "Issuer"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify in connection with the Issuer's Annual Report on Form 11-K for the period that ended December 31, 2002 as filed with the Securities and Exchange Commission (the "Report") that:

     o the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     o information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



/s/ Robert M. Wohleber
----------------------

Robert M. Wohleber
Chairman
June 27, 2003


















A signed original of this written statement required by Section 906 has been provided to Kerr-McGee Corporation and will be retained by Kerr-McGee Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

                                                                    EXHIBIT 99.2


KERR-McGEE CORPORATION
Kerr-McGee Center
Oklahoma City, Oklahoma 73125


                        CERTIFICATION REGARDING PERIODIC
                     REPORT CONTAINING FINANCIAL STATEMENTS


I,  Elizabeth  T.  Wilkinson,  a member of the Benefits  Committe of  Kerr-McGee
Corporation (the "Issuer"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify in connection with the Issuer's Annual Report on Form 11-K for the period that ended December 31, 2002 as filed with the Securities and Exchange Commission (the "Report") that:

     o the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     o information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



/s/ Elizabeth T. Wilkinson
--------------------------

Elizabeth T. Wilkinson
June 27, 2003


















A signed original of this written statement required by Section 906 has been provided to Kerr-McGee Corporation and will be retained by Kerr-McGee Corporation and furnished to the Securities and Exchange Commission or its staff upon request.